FIRST QUARTER 2013

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Acquisitions / Sales	9
• Leasing	9 – 10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 15
• Unconsolidated Joint Ventures Financial Information	16 – 18
• Select Financial Ratios	19
• Debt Analysis:
• Debt Breakdown / Future Repayments	20
• Debt Maturities	21
• Debt Detail	22

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	24
• Consolidated Balance Sheets	25
• Consolidated Statement of Changes in Equity	26
• Statements of Funds from Operations	27
• Statements of Funds from Operations Per Diluted Share	28
• Reconciliation of Basic-to-Diluted Shares/Units	29

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions / Summary of In-Process Development Projects	31
• Acquisition Property Profile	32
• Rental Property Sales/Dispositions / Rental Property Held for Sale	33
• Summary of Land Parcels	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36 – 38
• Market Diversification (MSAs)	39
• Industry Diversification (Top 30 Tenant Industries)	40
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	41
(b) Square Footage	42
(c) Base Rental Revenue	43
(d) Percentage Leased	44
• Consolidated Property Listing (by Property Type)	45 – 54
• Significant Tenants (Top 50 Tenants)	55 – 56
• Schedules of Lease Expirations (by Property Type)	57 – 61

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for the Company’s properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.2 billion at March 31, 2013. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At March 31, 2013 Mack-Cali owned or had interests in 279 properties consisting of 271 office and office/flex properties totaling approximately 31.6 million square feet of commercial space and eight multi-family rental properties containing over 2,900 residential units, all located in the Northeast, as well as land to accommodate up to 12.3 million square feet of additional commercial space – in addition to multi-family and hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2013)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	279
Total Square Feet	31.6 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	22.4 million square feet of commercial space and 1,518 multi-family residential units
Northeast Presence	31.6 million square feet of commercial space and 2,907 multi-family residential units
Common Shares and
Units Outstanding	100.0 million
Dividend-- Quarter/Annualized (as of April 15, 2013)	$0.30/$1.20
Dividend Yield (as of April 15, 2013)	4.2%
Total Market Capitalization	$5.2 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
Kenneth M. Duberstein	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Anthony Krug, Chief Accounting Officer

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2013 amounted to $63.0 million, or $0.63 per share.

Net income available to common shareholders for the first quarter 2013 equaled $11.6 million, or $0.13 per share.

Total revenues for the first quarter 2013 were $181.8 million.

All per share amounts presented above are on a diluted basis.

The Company had 87,923,776 shares of common stock, and 12,081,440 common operating partnership units outstanding as of March 31, 2013. The Company had a total of 100,005,216 common shares/common units outstanding at March 31, 2013.

As of March 31, 2013, the Company had total indebtedness of approximately $2.3 billion, with a weighted average annual interest rate of 5.68 percent.

The Company had a debt-to-undepreciated assets ratio of 38.1 percent at March 31, 2013. The Company had an interest coverage ratio of 3.1 times for the quarter ended March 31, 2013.

Acquisitions

In January, the Company acquired Alterra at Overlook Ridge 1A, a 310-unit multi-family rental property located in Revere, Massachusetts, for approximately $61.3 million in cash. In April, the Company acquired Alterra at Overlook Ridge 1B, a 412-unit multi-family property in Revere, Massachusetts, for approximately $88 million. The Company funded the acquisitions primarily through borrowings under the Company’s unsecured revolving credit facility.

In March, the Company entered into a joint venture with a fund advised by UBS Global Asset Management to form Crystal House Apartments Investors LLC which acquired an 828-unit multi-family property known as Crystal House located in Arlington, Virginia for approximately $262.5 million. The acquisition included vacant land to accommodate the development of approximately 295 additional units of which 252 are currently approved. The Company holds a 25 percent interest in the Crystal House property and a 50 percent interest in the vacant land. The luxury multi-family property currently consists of two twelve-story towers with garage and surface parking.

Sales

In April, the Company sold 19 Skyline Drive, located in Hawthorne, New York, for approximately $16 million. The vacant five-story, 248,400-square-foot building was sold to New York Medical College, a member of the Touro College and University System.

Leasing

Mack-Cali’s consolidated in-service portfolio was 86.0 percent leased at March 31, 2013, as compared to 87.2 percent leased at December 31, 2012.

For the quarter ended March 31, 2013, the Company executed 153 leases at its consolidated in-service portfolio totaling 1,028,903 square feet, consisting of 753,670 square feet of office space, 261,643 square feet of office/flex space and 13,590 square feet of industrial/warehouse space. Of these totals, 245,781 square feet were for new leases and 783,122 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
The Ayco Company, L.P., a provider of financial counseling and education services for corporate executives and employees, signed a renewal of 38,878 square feet at 8 Campus Drive, located in Mack-Cali Business Campus in Parsippany. The 215,265 square-foot office building is 59.5 percent leased.

-
Kiewit Infrastructure Co., a construction, mining, and engineering corporation, signed a transaction totaling 53,730 square feet consisting of a 42,640 square-foot renewal and an 11,090 square-foot expansion at 470 Chestnut Ridge Road in Woodcliff Lake. With its expansion, Kiewit now leases the entire building.

-
The Sherwin-Williams Company, a specialty retailer of paint and painting supplies, signed a renewal for 37,055 square feet at 10 Mountainview Road in Upper Saddle River. The 192,000 square-foot office building is 82.4 percent leased.

-
Morgan Stanley Smith Barney Financing LLC, a global financial services firm, signed a renewal for 26,262 square feet at Mack-Cali Centre III, 140 East Ridgewood Avenue in Paramus. The 239,680 square-foot office building is 91.9 percent leased.

-
Decisions Resources LLC, a provider of market research publications, advisory services, and consulting for the healthcare industry, signed a new lease for 22,453 square feet at 5 Wood Hollow Road in Parsippany. The 317,040 square-foot office building is 95.2 percent leased.

CENTRAL NEW JERSEY:
-
UBS Financial Services Inc., a global financial services firm, signed a transaction totaling 26,713 square feet consisting of a 23,373 square-foot renewal and a 3,340 square-foot expansion at One River Centre, 331 Newman Springs Road, Building One in Middletown. The 122,594 square-foot office building is 86.1 percent leased. The three-building office complex, totaling 437,472 square feet, is 95.4 percent leased.

-
TT Government Solutions Inc., a subsidiary of Applied Communication Sciences, signed a new lease for 27,635 square feet at One River Center, 331 Newman Springs Road, Building Two in Middletown. The 120,360 square-foot office building is 97.5 percent leased.

-
Paychex North America Inc., a provider of payroll, human resource, and benefits outsourcing solutions, signed a renewal for 30,156 square feet at 30 Knightsbridge Road in Piscataway. The four-building office complex, totaling 680,350 square feet, is 92.7 percent leased.

-
Groundwater & Environmental Services, Inc., a provider of environmental consulting, engineering, and technical field services, signed a renewal for 30,070 square feet at 1340 Campus Parkway in Wall Township. The 72,502 square-foot office/flex building, located in Monmouth Shores Corporate Park, is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Publishers Circulation Fulfillment, Inc., a provider of distribution solutions for publications, signed a renewal for 24,112 square feet at 300 Executive Boulevard in Elmsford. The 60,000 square-foot office/flex building, located in Cross Westchester Executive Park, is 100 percent leased.

SUBURBAN PHILADELPHIA:
-
Prism Color Corp., a provider of prepress and printing services, signed a renewal for 37,320 square feet at 31 Twosome Drive in Moorestown. The 84,200 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

WASHINGTON DC/MARYLAND:
-
Bozzuto & Associates, Inc., a diversified residential real estate company, signed a new lease for 74,117 square feet at 6406 Ivy Lane in Greenbelt. The 163,857 square-foot office building, located in Capital Office Park, is 58.4 percent leased. The 842,258 square-foot office complex is 76.0 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Key Financial Data

		As of or for the three months ended
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Shares and Units:
Common Shares Outstanding	87,923,776	87,536,292	87,821,885	87,819,278	87,811,226
Common Units Outstanding	12,081,440	12,141,836	12,177,122	12,177,122	12,187,122
Combined Shares and Units	100,005,216	99,678,128	99,999,007	99,996,400	99,998,348
Weighted Average- Basic (a)	99,766,701	99,695,353	100,003,034	99,999,564	99,992,282
Weighted Average- Diluted (b)	99,849,397	99,695,353	100,074,809	100,068,762	100,062,203
Common Share Price ($’s):
At the end of the period	28.61	26.11	26.60	29.07	28.82
High during period	29.03	28.16	29.45	29.37	29.80
Low during period	25.78	24.37	26.31	26.37	25.68

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,917,514	2,663,758	2,661,629	2,908,635	2,883,784
Total Debt	2,296,687	2,204,389	1,970,254	1,929,596	1,940,715
Total Market Capitalization	5,214,201	4,868,147	4,631,883	4,838,231	4,824,499
Total Debt/ Total Market Capitalization	44.05%	45.28%	42.54%	39.88%	40.23%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,585,269	4,526,045	4,269,573	4,270,207	4,299,434
Gross Book Value of Real Estate Assets	5,607,617	5,525,015	5,295,248	5,269,762	5,226,792
Total Liabilities	2,547,913	2,457,538	2,191,345	2,163,930	2,160,211
Total Equity	2,037,356	2,068,507	2,078,228	2,106,277	2,139,223
Total Revenues	181,832	174,620	168,028	173,361	177,823
Capitalized Interest	3,467	2,916	891	305	230
Scheduled Principal Amortization	1,065	1,342	1,201	503	829
Interest Coverage Ratio	3.11	3.21	3.13	2.96	3.44
Fixed Charge Coverage Ratio	2.70	2.80	2.92	2.88	3.32
Net (Loss) Income	13,089	(10,585)	16,176	11,411	29,267
Net (Loss) Income Available to Common Shareholders	11,556	(9,227)	14,281	10,101	25,767
Earnings per Share—diluted	0.13	(0.11)	0.16	0.11	0.29
FFO per Share—diluted (d)	0.63	0.66	0.65	0.62	0.74
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	71.28%	68.65%	69.27%	72.55%	60.46%

Portfolio Size:
Properties	279	278	276	277	277
Total Square Footage	31,591,672	31,691,682	32,192,587	32,240,287	32,240,287
Sq. Ft. Leased at End of Period (e) (f)	86.0%	87.2%	87.5%	87.6%	87.9%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,			%
	2013	2012	Change	Change

Total Property Revenues	$164,698	$166,195	$(1,497)	(0.9)

Real Estate Taxes	22,795	22,381	414	1.8
Utilities	17,307	15,815	1,492	9.4
Operating Services	27,062	25,171	1,891	7.5
Total Property Expenses:	67,164	63,367	3,797	6.0

GAAP Net Operating Income	97,534	102,828	(5,294)	(5.1)

Less: straight-lining of rents adj.	6,422	1,374	5,048	367.4

Net Operating Income	$91,112	$101,454	$(10,342)	(10.2)

Percentage Leased at Period End	86.4%	87.7%

Total Properties:	257

Total Square Footage:	29,689,353

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Unconsolidated Joint Ventures Summary
(as of March 31, 2013)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

Joint Venture Name	Year Built	Property	Location	Percent Leased	# of Apartment Units	Revenue Per Unit (a)	Company’s Effective Ownership %	Property Debt				Preferred
								Balance	Maturity Date	Interest Rate		Capital Balance	Return Rate	Investor
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	2003	Marbella	Jersey City, NJ	97.8%	412	$2,793	24.27%	$95,000	5/01/18	4.99%		$7,567	9.50%	Prudential
RoseGarden Monaco, L.L.C.	2011	Monaco (North and South)	Jersey City, NJ	96.0%	523	3,117	15.00%	165,000	2/01/21	4.19%		75,981	9.00%	Prudential
Rosewood Morristown, L.L.C.	2010	Metropolitan at 40 Park	Morristown, NJ	98.5%	130	2,999	12.50%	48,535	2/08/14	L+2.75%	(c)	14,749	9.00%	Prudential
Rosewood Lafayette Holdings, L.L.C.	2009	Highlands at Morristown Station	Morristown, NJ	99.1%	217	2,450	25.00%	39,880	7/01/15	4.00%		29,294	9.00%	Prudential
Prurose Port Imperial South 15 LLC	2009	RiversEdge at Port Imperial	Weehawken, NJ	94.9%	236	2,979	50.00%	(b) 57,000	6/30/13	L+2.35%	(f)	33,350	9.00%	Prudential
Overlook Ridge JV, L.L.C.	2008	Quarrystone	Malden, MA	91.2%	251	2,046	25.00%	69,900	5/15/13	(g)		18,229	(j) 15.00%	Lennar
Crystal House Apartments Investors LLC (d)	1962	Crystal House	Arlington, VA	94.1%	828	1,935	25.00%	165,000	3/19/20	3.17%		--	--	--

Total Operating Multi-family Residential				94.9%	2,597	$2,511		$640,315				$179,170

Joint Venture Name	Year Built	Property	Location	Percent Leased	Square Feet	Company’s Effective Ownership %	Property Debt				Preferred
							Balance	Maturity Date	Interest Rate		Capital Balance	Return Rate	Investor
Operating Commercial:
Port Imperial North Retail, L.L.C.	2008	Riverwalk At Port Imperial	West New York, NJ	58.0%	30,745	20.00%	--	--	--		$4,279	9.00%	Prudential
BNES Associates III	2003	Offices at Crystal Lake	West Orange, NJ	100.0%	106,345	31.25%	$7,778	11/01/23	4.76%		--	--	--
Red Bank Corporate Plaza	2007	Red Bank Corporate Plaza	Red Bank, NJ	100.0%	92,878	50.00%	17,170	5/17/16	L+3.00%	(h)	--	--	--
12 Vreeland Realty L.L.C.	1984	12 Vreeland Road	Florham Park, NJ	100.0%	139,750	50.00%	--	--	--		--	--	--
Gale Jefferson L.L.C. (e)	2009	One Jefferson Road	Parsippany, NJ	100.0%	100,010	8.33%	--	--	--		--	--	--
Rosewood Morristown, L.L.C.	2010	Shops at 40 Park	Morristown, NJ	57.7%	50,771	12.50%	--	--	--	(c)	--	--	--

Total Operating Commercial					520,499		$24,948				$4,279

Joint Venture Name	Property	Location	Estimated Initial Delivery Date	Potential Units	Company’s Effective Ownership %		Property Debt				Preferred
							Balance	Maturity Date	Interest Rate		Capital Balance	Return Rate	Investor
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	Rivertrace at Port Imperial	West New York, NJ	3Q-2013	316	25.00%		$30,739	7/15/21	6.00%		$35,000	7.75%	UBS
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	Weehawken, NJ	4Q-2013	355	7.50%		14,428	6/27/16	L+2.10%		47,211	8.50%	Hartz
150 Main Street, L.L.C.	Glenmark at Tuckahoe	Eastchester, NY	1Q-2015	108	26.25%		--	--	--		--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge – 2C & 3B	Malden, MA	3Q-2014	371	25.00%		--	12/28/15	L+2.50%	(l)	19,117	6.50%	UBS
PruRose Port Imperial South 13, LLC	Port Imperial Building 13	Weehawken, NJ	3Q-2014	280	20.00%	(b)	--	6/27/16	L+2.15%	(i)	29,978	9.00%	Prudential
Portside Master Company, LLC	Portside at Pier One – Bldg 7	East Boston, MA	3Q-2014	176	38.25%		--	12/5/15	L+2.50%		6,680	9.00%	Prudential
Riverpark at Harrison I Urban Renewal LLC	Riverpark at Harrison	Harrison, NJ	3Q-2014	141	36.00%		--	--	--		--	--	--
Estuary Urban Renewal Unit B, LLC	Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015	227	7.50%		--	--	--		18,835	8.50%	Hartz
RoseGarden Marbella South, L.L.C.	Marbella II	Jersey City, NJ	3Q-2015	311	24.27%		--	--	--		3,250	9.00%	Prudential
Rosewood Morristown, L.L.C.	Lofts at 40 Park	Morristown, NJ	3Q-2015	91	25.00%		1,117	9/30/13	L+2.50%		--	--	--

Total In-process Development Projects				2,376			$46,284				$160,071

Joint Venture Name	Year Built	Property	Location	Number of Rooms	Company’s Effective Ownership %	Property Debt				Preferred
						Balance	Maturity Date	Interest Rate		Capital Balance	Return Rate	Investor
Hotel:
Harborside South Pier	2002	Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	350	50.00%	$63,727	11/5/16	6.15%	(m)	--	--	--

See footnotes on next page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

Joint Venture Name	Property/Asset	Location	Company’s Effective Ownership %	Property Debt			Preferred
				Balance	Maturity Date	Interest Rate	Capital Balance	Return Rate	Investor
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	Stamford, CT	80.00%	n/a	n/a	n/a	--	--	--

Joint Venture Name	Property	Location	Potential Units	Potential Commercial Square Feet	Company’s Effective Ownership %	Property Debt			Preferred
						Balance	Maturity Date	Interest Rate	Capital Balance	Return Rate	Investor
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	Hillsborough, NJ	n/a	160,000	50.00%	--	--	--	--	--	--
RoseGarden Monaco, L.L.C.	San Remo Land	Jersey City, NJ	300	n/a	41.67%	--	--	--	--	--	--
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	Jersey City, NJ	1,000	n/a	50.00%	--	--	--	--	--	--
Riverpark at Harrison I, L.L.C.	Riverpark at Harrison 5-8	Harrison, NJ	141	n/a	Land Option	--	--	--	--	--	--
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	Jersey City, NJ	n/a	1,225,000	50.00%	--	--	--	--	--	--
Boston-Downtown Crossing (k)	Downtown Crossing	Boston, MA	n/a	1,481,000	15.00%	--	--	--	--	--	--
Overlook Ridge, L.L.C.	Overlook Ridge Land	Malden/Revere, MA	896	160,000	50.00%	$16,165	3/02/14	L+3.50%	--	--	--
Overlook Ridge JV, L.L.C.	Overlook Phase III	Malden, MA	240	n/a	50.00%	5,515	4/14/15	L+2.50%	--	--	--
Roseland/Port Imperial Partners, L.P.	Riverwalk C	West New York, NJ	363	n/a	20.00%	--	--	--	$18,155	10.00%	Prudential
Roseland/Port Imperial Partners, L.P.	Port Imperial North	West New York, NJ	836	n/a	20.00%	--	--	--	--	--	--
Crystal House Apartments Investors LLC	Crystal House	Arlington, VA	295	n/a	50.00%	--	--	--	--	--	--

Total Land			4,071	3,026,000		$21,680			$18,155

(a)	Total apartment revenue for the quarter ended March 31, 2013 divided by the average percent leased for the quarter ended March 31, 2013, divided by the number of units and divided by 3.
(b)	A third party has a 20 percent economic interest in net company distributions.
(c)	Debt applies to both properties.
(d)	The venture acquired an interest in this property on March 20, 2013. The revenue per unit for this venture is based on 2012 actual results.
(e)	On January 4, 2013 the Company sold its membership interest in this venture.
(f)	On June 30, 2010, the interest rate on the loan was fixed at 3.78% through maturity.
(g)	The senior loan, with a balance of $52,900 bears interest at LIBOR + 2.00% and the junior loan, with a balance of $17,000, bears interest at LIBOR + 0.90%.
(h)	On September 22, 2011, the interest rate on 75 percent of the loan was fixed at 3.99375% from October 17, 2011 through maturity.
(i)	On December 28, 2012, the interest rate on an amount not to exceed 95 percent of the outstanding loan balance was fixed at 2.79% from July 1, 2013 to January 1, 2016.
(j)	Priority partnership loan which has an accrued interest balance of $12,536.
(k)	On April 23, 2013, the Company sold its interest in this venture.
(l)	On January 18, 2013, the interest rate on an amount not expected to exceed 95 percent of the outstanding loan balance was fixed at 3.0875% from September 3, 2013 to November 2, 2015.
(m)
The venture also has a loan with a balance of $5,089 with the City of Jersey City, provided by the U.S. Department of Housing and Urban Development, which bears interest at fixed rates ranging from 6.09% to 6.62% and matures in August 1, 2020.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2013 and December 31, 2012: (dollars in thousands)

	March 31,	December 31,
	2013	2012
Assets:
Rental property, net	$ 442,346	$ 179,824
Loan receivable	42,953	42,276
Other assets	351,312	311,846
Total assets	$ 836,611	$ 533,946
Liabilities and partners’/
members’ capital:
Mortgages and loans payable	$ 344,095	$ 168,908
Other liabilities	13,115	12,203
Partners’/members’ capital	479,401	352,835
Total liabilities and partners'/members’ capital	$ 836,611	$ 533,946

The following is a summary of the Company’s investment in unconsolidated joint ventures as of March 31, 2013 and December 31, 2012: (dollars in thousands)

	March 31,	December 31,
Entity	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 4,022	$ 4,321
South Pier at Harborside	(2,487)	(1,225)
Red Bank Corporate Plaza, L.L.C.	3,985	3,876
12 Vreeland Associates, L.L.C.	12,748	12,840
Boston Downtown Crossing	13,012	13,012
Gale Jefferson L.L.C.	--	1,029
Stamford SM LLC	34,547	34,006
Marbella RoseGarden, L.L.C.	16,601	16,918
RoseGarden Monaco Holdings, L.L.C.	4,363	4,761
Rosewood Lafayette Holdings, L.L.C.	1,698	1,988
PruRose Port Imperial South 15, LLC	--	606
Rosewood Morristown, L.L.C.	6,935	7,091
Overlook Ridge JV, L.L.C.	--	--
Overlook Ridge, L.L.C.	71	31
Overlook Ridge JV 2C/3B, L.L.C.	91	179
Roseland/North Retail, L.L.C.	2,112	2,161
BNES Associates III	1,839	1,955
Portside Master Company, L.L.C.	3,637	3,651
PruRose Port Imperial South 13, LLC	2,817	2,920
Roseland/Port Imperial Partners, L.P.	2,635	2,582
RoseGarden Marbella South, L.L.C.	6,241	6,182
PruRose Riverwalk G, L.L.C.	3,959	4,136
Elmajo Urban Renewal Associates, LLC	725	849
Riverpark at Harrison I, L.L.C.	2,641	2,606
150 Main Street, L.L.C.	2,602	2,395
RoseGarden Monaco, L.L.C.	1,178	1,165
Hillsborough 206 Holdings, L.L.C.	1,973	1,967
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	337	337
Crystal House Apartments Investors LLC	30,223	--
Company's investment in unconsolidated joint ventures	$ 158,505	$ 132,339

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three months ended March 31, 2013 and 2012: (dollars in thousands)

	Three Months Ended March 31,
	2013	2012

Total revenues	$ 12,420	$ 11,704
Operating and other expenses	(7,948)	(7,179)
Depreciation and amortization	(3,091)	(2,390)
Interest expense	(2,012)	(1,690)
Net (loss) income	$ (631)	$ 445

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three months ended March 31, 2013 and 2012: (dollars in thousands)

Three Months Ended March 31,
Entity	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 9	$ 10
South Pier at Harborside	(511)	12
Red Bank Corporate Plaza, L.L.C.	101	103
12 Vreeland Associates, L.L.C.	(92)	199
Boston Downtown Crossing	(5)	(100)
Gale Jefferson L.L.C.	68	20
Stamford SM LLC	885	356
Marbella RoseGarden, L.L.C.	(111)	--
RoseGarden Monaco Holdings, L.L.C.	(399)	--
Rosewood Lafayette Holdings, L.L.C.	(290)	--
PruRose Port Imperial South 15, LLC	(606)	--
Rosewood Morristown, L.L.C.	(124)	--
Overlook Ridge JV, L.L.C.	--	--
Overlook Ridge, L.L.C.	--	--
Overlook Ridge JV 2C/3B, L.L.C.	(73)	--
Roseland/North Retail, L.L.C.	(49)	--
BNES Associates III	(69)	--
Portside Master Company, L.L.C.	(45)	--
PruRose Port Imperial South 13, LLC	(133)	--
Roseland/Port Imperial Partners, L.P.	--	--
RoseGarden Marbella South, L.L.C.	(18)	--
PruRose Riverwalk G, L.L.C.	(186)	--
Elmajo Urban Renewal Associates, LLC	(115)	--
Riverpark at Harrison I, L.L.C.	--	--
150 Main Street, L.L.C.	--	--
RoseGarden Monaco, L.L.C.	--	--
Hillsborough 206 Holdings, L.L.C.	--	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	--	--
Crystal House Apartments Investors LLC	13	--
Company's equity in (loss) earnings of unconsolidated joint ventures	$ (1,750)	$ 600

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three months ended March 31, 2013 and 2012: (dollars in thousands)

Three Months Ended March 31,
Entity	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 85	$ 87
South Pier at Harborside	200	714
Red Bank Corporate Plaza, L.L.C.	231	203
12 Vreeland Associates, L.L.C.	(15)	276
Boston Downtown Crossing	(5)	(100)
Gale Jefferson, L.L.C.	69	41
Stamford SM LLC	885	356
Marbella RoseGarden, L.L.C.	309	--
RoseGarden Monaco Holdings, L.L.C.	(24)	--
Rosewood Lafayette Holdings, L.L.C.	(3)	--
PruRose Port Imperial South 15, LLC	101	--
Rosewood Morristown, L.L.C.	16	--
Overlook Ridge JV, L.L.C.	--	--
Overlook Ridge, L.L.C.	--	--
Overlook Ridge JV 2C/3B, L.L.C.	(73)	--
Roseland/North Retail, L.L.C.	3	--
BNES Associates III	87	--
Portside Master Company, L.L.C.	(45)	--
PruRose Port Imperial South 13, LLC	(133)	--
Roseland/Port Imperial Partners, L.P.	--	--
RoseGarden Marbella South, L.L.C.	(18)	--
PruRose Riverwalk G, L.L.C.	(186)	--
Elmajo Urban Renewal Associates, LLC	(115)	--
Riverpark at Harrison I, L.L.C.	--	--
150 Main Street, L.L.C.	--	--
RoseGarden Monaco, L.L.C.	--	--
Hillsborough 206 Holdings, L.L.C.	--	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	--	--
Crystal House Apartments Investors LLC	50	--
Company's funds from operations of unconsolidated joint ventures	$ 1,419	$ 1,577

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Select Financial Ratios

Ratios Computed For Industry		March 31,
Comparisons:	2013	2012
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	50.09%	45.13%

Total Debt/ Total Market Capitalization (Market value) (%)	44.05%	40.23%

Total Debt/ Total Undepreciated Assets (%)	38.12%	34.19%

Secured Debt/ Total Undepreciated Assets (%)	12.58%	12.72%

	Three Months Ended March 31,
	2013	2012
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.11	3.44

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.00	3.35

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.70	3.32

FFO Payout (Dividends Declared/Funds from Operations) (%)	71.28%	60.46%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Debt Analysis

(as of March 31, 2013)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,446,987	63.00%	5.20%		4.48
Fixed Rate Secured Debt	679,279	29.58%	7.56%		4.08
Variable Rate Secured Debt	78,421	3.41%	3.32%		0.36
Variable Rate Unsecured Debt	92,000	4.01%	1.46%	(b)	2.56
Totals/Weighted Average:	$2,296,687	100.00%	5.68%		4.15

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.22 percent as of March 31, 2013.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the three months ended March 31, 2013.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
April 1 – December 31, 2013	$ 8,244	$182,650	$190,894	4.30%
2014	10,184	335,257	345,441	6.82%
2015 (c)	8,634	242,000	250,634	3.95%	(b)
2016	8,425	273,120	281,545	7.16%
2017	6,423	391,151	397,574	4.12%
Thereafter	6,195	841,881	848,076	6.38%
Sub-total	48,105	2,266,059	2,314,164
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of March 31, 2013	(17,477)	--	(17,477)
Totals/Weighted Average:	$ 30,628	$2,266,059	$2,296,687	5.68%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.22 percent as of March 31, 2013.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the three months ended March 31, 2013.
(c)	Includes outstanding borrowings on the Company’s unsecured revolving credit facility of $92 million in 2015 with a one-year extension option with the payment of a fee.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Debt Maturities

(dollars in thousands)

	April 1- December 31, 2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Port Imperial South	$42,474								$42,474
Port Imperial South 4/5	35,947								35,947
9200 Edmonston Road	4,229								4,229
6305 Ivy Lane		$5,726							5,726
6301 Ivy Lane		5,320							5,320
35 Waterview		18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview		65,035							65,035
4 Sylvan Way		14,575							14,575
10 Independence		16,924							16,924
395 West Passaic		9,492							9,492
4 Becker				$40,432					40,432
5 Becker				14,574					14,574
210 Clay				14,267					14,267
51 Imclone				3,847					3,847
Prudential Portfolio					$141,151				141,151
23 Main Street						$26,566			26,566
Harborside Plaza 5						204,970			204,970
100 Walnut Avenue							$17,280		17,280
One River Center							39,586		39,586
233 Canoe Brook Road							3,479		3,479
Total Secured Debt:	$82,650	$135,257	--	$73,120	$141,151	$231,536	$60,345	--	$724,059

Unsecured Debt:
Unsecured credit facility			$92,000						$92,000
4.600% unsecured notes due 6/13	$100,000								100,000
5.125% unsecured notes due 2/14		$200,000							200,000
5.125% unsecured notes due 1/15			150,000						150,000
5.80% unsecured notes due 1/16				$200,000					200,000
2.50% unsecured notes due 12/17					$250,000				250,000
7.75% unsecured notes due 8/19							$250,000		250,000
4.50% unsecured notes due 4/22								$300,000	300,000
Total Unsecured Debt:	$100,000	$200,000	$242,000	$200,000	$250,000	--	$250,000	$300,000	$1,542,000

Total Debt:	$182,650	$335,257	$242,000	$273,120	$391,151	$231,536	$310,345	$300,000	$2,266,059

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			March 31,	December 31,	Date of Maturity
			2013	2012
Senior Unsecured Notes: (a)
4.600%, Senior Unsecured Notes	public debt	4.742%	$ 99,994	$99,987	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,210	200,270	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,833	149,810	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,218	200,237	01/15/16
2.500%, Senior Unsecured Notes	Public debt	2.803%	248,633	248,560	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.017%	248,639	248,585	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,460	299,445	04/18/22
Total Senior Unsecured Notes:			$1,446,987	$1,446,894

Revolving Credit Facilities:
Unsecured Facility (b)	20 Lenders	LIBOR +1.250%	$ 92,000	--	10/21/15	(c)
Total Revolving Credit Facilities:			$ 92,000	--

Property Mortgages: (d)
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	$ 4,258	$ 4,305	05/01/13
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+2.75%	42,474	42,168	06/24/13
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%	35,947	34,889	09/30/13
6305 Ivy Lane	RGA Reinsurance Company	5.525%	5,939	5,984	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	10,131	10,231	05/01/14
6301 Ivy Lane	RGA Reinsurance Company	5.520%	5,628	5,667	07/01/14
35 Waterview	Wachovia CMBS	6.348%	18,662	18,746	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	63,392	63,126	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,498	14,485	08/11/14
10 Independence	Wachovia CMBS	12.440%	16,343	16,251	08/11/14
4 Becker	Wachovia CMBS	9.550%	38,393	38,274	05/11/16
5 Becker	Wachovia CMBS	12.830%	12,623	12,507	05/11/16
210 Clay	Wachovia CMBS	13.420%	12,392	12,275	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,876	3,878	05/11/16
Various (e)	Prudential Insurance	6.332%	148,840	149,281	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	30,289	30,395	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	227,666	228,481	11/01/18
223 Canoe Brook Road	The Provident Bank	4.375%	3,928	3,945	02/01/19
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	18,968	19,025	02/01/19
One River Center (f)	Guardian Life Ins. Co.	7.311%	43,453	43,582	02/01/19
Total Mortgages, Loans Payable and Other Obligations:			$757,700	$757,495
Total Debt:			$2,296,687	$2,204,389
(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)
On October 21, 2011, the Company amended and restated its unsecured revolving credit facility with a group of 20 lenders.  The $600 million facility is expandable to $1 billion and matures in October 2015.  It has a one-year extension option with the payment of a 20 basis point fee. The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the Operating Partnership's unsecured debt ratings.

(d)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(e)	Mortgage is collateralized by seven properties. The Company has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(f)	Mortgage is collateralized by the three properties comprising One River Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended March 31,
Revenues	2013	2012
Base rents	$143,263	$144,288
Escalations and recoveries from tenants	20,748	19,409
Construction services	8,226	3,463
Real estate services	6,443	1,171
Parking income	1,399	1,611
Other income	1,753	7,881
Total revenues	181,832	177,823

Expenses
Real estate taxes	22,976	22,384
Utilities	17,359	15,816
Operating services	27,394	25,256
Direct construction costs	7,825	3,278
Real estate services expenses	4,952	504
General and administrative	12,017	10,793
Depreciation and amortization	46,504	46,594
Total expenses	139,027	124,625
Operating income	42,805	53,198

Other (Expense) Income
Interest expense	(29,869)	(30,548)
Interest and other investment income	6	13
Equity in earnings of unconsolidated joint ventures	(1,750)	600
Total other (expense) income	(31,613)	(29,935)
Income from continuing operations	11,192	23,263
Discontinued Operations:
Income (loss) from discontinued operations	1,897	1,992
Realized gains (losses) and unrealized losses on disposition of rental property, net	--	4,012
Total discontinued operations, net	1,897	6,004
Net income	13,089	29,267
Noncontrolling interest in consolidated joint ventures	62	79
Noncontrolling interest in Operating Partnership	(1,365)	(2,846)
Noncontrolling interest in discontinued operations	(230)	(733)
Net income available to common shareholders	$11,556	$25,767

Basic earnings per common share:
Income from continuing operations	$0.11	$0.23
Discontinued operations	0.02	0.06
Net income available to common shareholders	$0.13	$0.29

Diluted earnings per common share:
Income from continuing operations	$0.11	$0.23
Discontinued operations	0.02	0.06
Net income available to common shareholders	$0.13	$0.29

Basic weighted average shares outstanding	87,669	87,799

Diluted weighted average shares outstanding	99,849	100,062

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31,	December 31,
	2013	2012
Assets
Rental property
Land and leasehold interests	$ 779,583	$ 782,315
Buildings and improvements	4,114,633	4,104,472
Tenant improvements	457,816	489,608
Furniture, fixtures and equipment	2,905	3,041
	5,354,937	5,379,436
Less – accumulated depreciation and amortization	(1,439,975)	(1,478,214)
	3,914,962	3,901,222
Rental property held for sale, net	103,474	60,863
Net investment in rental property	4,018,436	3,962,085
Cash and cash equivalents	24,184	58,245
Investments in unconsolidated joint ventures	158,505	132,339
Unbilled rents receivable, net	146,327	139,984
Deferred charges and other assets, net	208,293	204,874
Restricted cash	20,419	19,339
Accounts receivable, net of allowance for doubtful accounts
of $2,219 and $2,614	9,105	9,179

Total assets	$4,585,269	$4,526,045

Liabilities and Equity
Senior unsecured notes	$1,446,987	$1,446,894
Revolving credit facility	92,000	--
Mortgages, loans payable and other obligations	757,700	757,495
Dividends and distributions payable	44,916	44,855
Accounts payable, accrued expenses and other liabilities	131,960	124,822
Rents received in advance and security deposits	52,578	55,917
Accrued interest payable	21,772	27,555
Total liabilities	2,547,913	2,457,538
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
87,923,776 and 87,536,292 shares outstanding	879	875
Additional paid-in capital	2,533,238	2,530,621
Dividends in excess of net earnings	(792,446)	(764,522)
Total Mack-Cali Realty Corporation stockholders’ equity	1,741,671	1,766,974

Noncontrolling interest in subsidiaries:
Operating Partnership	239,320	245,091
Consolidated joint ventures	56,365	56,442
Total noncontrolling interests in subsidiaries	295,685	301,533

Total equity	2,037,356	2,068,507

Total liabilities and equity	$4,585,269	$4,526,045

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2013	87,536	$875	$2,530,621	$(764,522)	$301,533	$2,068,507
Net income	--	--	--	11,556	1,533	13,089
Common stock dividends	--	--	--	(39,480)	--	(39,480)
Common unit distributions	--	--	--	--	(5,437)	(5,437)
Decrease in noncontrolling interest	--	--	--	--	(15)	(15)
Redemption of common units
for common stock	61	1	1,218	--	(1,219)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	3	--	86	--	--	86
Stock compensation	324	3	603	--	--	606
Rebalancing of ownership percentage
between parent and subsidiaries	--	--	710	--	(710)	--
Balance at March 31, 2013	87,924	$879	$2,533,238	$(792,446)	$295,685	$2,037,356

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended March 31,

	2013	2012
Net income available to common shareholders	$ 11,556	$ 25,767
Add: Noncontrolling interest in Operating Partnership	1,365	2,846
Noncontrolling interest in discontinued operations	230	733
Real estate-related depreciation and amortization on continuing operations (a)	49,588	47,501
Real estate-related depreciation and amortization on discontinued operations	297	1,644
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property, net	--	(4,012)
Funds from operations available to common shareholders (b)	$ 63,036	$ 74,479

Diluted weighted average shares/units outstanding (c)	99,849	100,062

Funds from operations per share/unit – diluted	$ 0.63	$ 0.74

Dividends declared per common share	$ 0.45	$ 0.45

Dividend payout ratio:
Funds from operations-diluted	71.28%	60.46%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 4,916	$ 5,826
Tenant improvements and leasing commissions (d)	$14,182	$ 9,550
Straight-line rent adjustments (e)	$ 6,409	$ 1,390
Amortization of (above)/below market lease intangibles, net	$ 566	$ 406

(a) Includes the Company’s share from unconsolidated joint ventures of $3,154 and $993 for the three months ended March 31, 2013 and 2012, respectively. Excludes non-real estate-related depreciation and amortization of $70 and $86 for the three months ended March 31, 2013 and 2012, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,098 and 12,193 shares for the three months ended March 31, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 29.

(d) Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $(14) and $17 for the three months ended March 31, 2013 and 2012, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,

	2013	2012
Net income available to common shareholders	$0.13	$0.29
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.50	0.47
Real estate-related depreciation and amortization on discontinued operations	--	0.02
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property, net	--	(0.04)
Funds from operations available to common shareholders (b)	$0.63	$0.74
Diluted weighted average shares/units outstanding (c)	99,849	100,062

(a) Includes the Company’s share from unconsolidated joint ventures of $0.03 and $0.01 for the three months ended March 31, 2013 and 2012, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,098 and 12,193 shares for the three months ended March 31, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 29 .

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended
	March 31,
	2013	2012
Basic weighted average shares outstanding:	87,669	87,799
Add: Weighted average common units	12,098	12,193
Basic weighted average shares/units:	99,767	99,992
Restricted Stock Awards	82	70
Diluted weighted average shares/units outstanding:	99,849	100,062

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

For the three months ended March 31, 2013

Acquisition Date	Property/Address	Location	# of Units
Residential:
01/18/13	Alterra at Overlook Ridge I	Revere, Massachusetts	310

For the year ended December 31, 2012

None.

Summary of In-Process Development Projects

As of March 31, 2013

Property	Location	Type	# of Apartment Units (a)	Commercial Square Feet (a)	Costs Incurred Through 3/31/13	Total Estimated Costs	Garage Parking Spaces (a)	Estimated Initial Delivery Date
Consolidated:
14 Sylvan Way	Parsippany, NJ	Office	--	203,000	$43,431	$51,660	--	2Q-2013
Port Imperial 4/5 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,795	58,491	58,600	850	2Q-2013
Port Imperial 1/3 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,614	880	40,000	741	3Q-2014
Total Consolidated			--	238,409	$102,802	$150,260	1,591

Unconsolidated:
RiverTrace at Port Imperial	West New York, NJ	Multi-family rental	316		$68,172	$118,100	--	3Q-2013
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	Multi-family rental	355		61,833	137,800	--	4Q-2013
Port Imperial Building 13	Weehawken, NJ	Multi-family rental	280		10,997	96,400	--	3Q-2014
Portside at Pier One – Bldg 7	East Boston, MA	Multi-family rental	176		6,827	66,300	--	3Q-2014
Overlook Ridge – 2C & 3B	Malden/Revere, MA	Multi-family rental	371		20,492	79,400	--	3Q-2014
Glenmark at Tuckahoe	Eastchester, NY	Multi-family rental	108		2,330	46,000	--	1Q-2015
Riverpark at Harrison	Harrison, NJ	Multi-family rental	141		950	24,200	--	3Q-2014
Lincoln Harbor (Bldg B)	Weehawken, NJ	Multi-family rental	227		18,747	82,000	--	1Q-2015
Marbella II	Jersey City, NJ	Multi-family rental	311		3,778	122,000	--	3Q-2015
Lofts at 40 Park	Morristown, NJ	Multi-family rental	91		1,473	28,000	--	3Q-2015
Total Unconsolidated			2,376		$195,599	$800,200
Total			2,376	238,409	$298,401	$950,460	1,591

(a)	Number of apartment units, square feet and garage parking spaces are estimates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Acquisition Property Profile

Property Name:	Alterra at Overlook Ridge I

Product Type:	Multi-family residential

Location:	Revere, Massachusetts

Description:	Two, 4 to 5 story multi-family residential buildings

Size:	310 residential units

Year Constructed:	2004

Closing Date:	January 18, 2013

Acquisition Cost:	$61.3 million

Funding Source:	Funded primarily through borrowing on the Company’s unsecured revolving credit facility.

Percentage Leased:	96.1%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Rental Property Sales/Dispositions
(dollars in thousands)

For the three months ended March 31, 2013

None.

For the year ended December 31, 2012

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Net Realized Gains/ (Losses)
Office:
03/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	$ 4,511	(a)
07/25/12	95 Chestnut Ridge Road	Montvale, New Jersey	1	47,700	(487)
11/06/12	Strawbridge Drive	Moorestown, New Jersey	3	222,258	(1,719)
Total Office Properties:			5	444,082	$ 2,305

(a)	Excludes $9.5 million of unrealized loss on this property recognized by the Company in 2010.

Rental Property Held For Sale
(dollars in thousands)

At March 31, 2013

Property	Location	# of Bldgs.	Rentable Square Feet	Gross Assets	Depreciation	Valuation Allowance	Net Book Value

19 Skyline Drive (a) (b)	Hawthorne, New York	1	248,400	$37,798	$(14,713)	$(7,080)	$16,005
55 Corporate Drive (a)	Bridgewater, New Jersey	1	204,057	48,256	(2,060)	--	46,196
51 Imclone Drive	Branchburg, New Jersey	1	63,213	5,375	(398)	--	4,977
16 Sentry Parkway West (c)	Blue Bell, Pennsylvania	1	93,093	14,781	(5,654)	--	9,127
18 Sentry Parkway West (c)	Blue Bell, Pennsylvania	1	95,010	15,713	(6,041)	--	9,672
777 Passaic Avenue	Clifton, New Jersey	1	75,000	7,346	(3,779)	--	3,567
200 Riser Road	Little Ferry, New Jersey	1	286,628	19,937	(6,007)	--	13,930

Total Office Properties Held for Sale:		7	1,065,401	$149,206	$(38,652)	$(7,080)	$103,474

(a)	Properties identified as held for sale as of December 31, 2012.
(b)	On April 10, 2013, the Company sold this property for net sales proceeds of approximately $16 million
(c)	The Company recorded an impairment charge on these properties of a total of $8.4 million at December 31, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Summary of Land Parcels

Property	Location	State	Acres (a)	# of Apartment Units (a)	Potential Commercial Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	42.8		595,000	Office
Eastpoint II	Lanham	MD	4.8		122,000	Office/Hotel
Meadowlands Xanadu (d)	East Rutherford	NJ	13.8		1,760,000	Office
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5		112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4		32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5		75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	28.1		160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	3.6		1,225,000	Office
Harborside Financial Center (e)	Jersey City	NJ	6.5		3,113,500	Office/Multi-family
One Newark Center (d)	Newark	NJ	1.0		400,000	Office
3 Campus Drive	Parsippany	NJ	10.0		124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0		150,000	Office/Retail
Princeton Metro	West Windsor	NJ	10.0		97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0		149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9		760,000	Office/Hotel
Airport Business Center	Lester	PA	12.6		135,000	Office
Rose Tree Corporate Center	Media	PA	2.3		15,200	Office
Total Office:			254.8		9,025,200

Office/Flex:
Horizon Center	Hamilton Township	NJ	5.3		68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	5.8		30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	7.2		82,250	Office/Flex
South Westchester Executive Park (g)	Yonkers	NY	52.4		350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7		50,000	Office/Flex
Total Office/Flex:			73.4		580,250

Multi-Family Residential:
LR Overlook Phase III (d)	Malden	MA	5.7	240		Multi-Family rental
Freehold (i)	Freehold	NJ	20.9	360		Multi-Family rental
Riverpark at Harrison 5-8 (d)	Harrison	NJ	6.5	141		Multi-Family rental
San Remo (d)	Jersey City	NJ	2.5	300		Multi-Family rental
Liberty Landing (d)	Jersey City	NJ	21.0	1,000		Multi-Family rental
Port Imperial North (d)	West New York	NJ	17.4	836		Multi-Family rental
Riverwalk C (d)	West New York	NJ	3.9	363		Multi-Family rental
Crystal House (d)	Arlington	VA	4.0	295		Multi-Family rental
Total Multi-Family Residential:			81.9	3,535

Mixed-Use:
Downtown Crossing (d) (j)	Boston	MA	1.5		1,481,000	Mixed-Use
Portside at Pier One 1-6 (d)	East Boston	MA	11.2	388	63,000	Mixed-Use
Overlook Ridge Land (d)	Malden & Revere	MA	32.9	896	160,000	Mixed-Use
Port Imperial South (h)	Weehawken	NJ	17.1	1,148	416,000	Mixed-Use
Total Mixed-Use			62.7	2,432	2,120,000

Hotel:
Meadowlands Xanadu (d) (f)	East Rutherford	NJ	3.2		500,000	Hotel
Total Hotel:			3.2		500,000

Industrial/Warehouse:
Elmsford Distribution Center (g)	Elmsford	NY	14.5		100,000	Industrial/Warehouse
Total Warehouse:			14.5		100,000

Total			490.5	5,967	12,325,450
(a)	Number of apartment units, square feet, hotel rooms and acres are subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	In addition, there are 21 acres of riparian property. The Company intends to develop a 763 unit multi-family property on this land through a joint venture.
(f)	Hotel project can comprise up to 520 rooms.
(g)	Mack-Cali holds an option to purchase this land.
(h)	Project is projected to include 321 hotel rooms.
(i)	Land under contract.
(j)	On April 23, 2013, the Company sold its interest in the venture which owned this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2013)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/13 (c)	Pct. Leased 3/31/13	Pct. Leased 12/31/12

Northern NJ	12,240,291	-	(486,314)	341,604	(144,710)	12,095,581	83.6%	84.6%
Central NJ	5,199,678	-	(307,377)	238,706	(68,671)	5,131,007	88.9%	90.1%
Westchester Co., NY	4,329,834	-	(456,983)	219,803	(237,180)	4,092,654	85.5%	90.4%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	2,822,395	-	(121,010)	117,511	(3,499)	2,818,896	90.0%	90.1%
Fairfield, CT	509,647	-	(755)	15,522	14,767	524,414	87.7%	85.3%
Washington, DC/MD	1,010,753	-	(21,007)	87,503	66,496	1,077,249	83.3%	78.2%
Rockland Co., NY	168,410	-	(6,708)	8,254	1,546	169,956	94.4%	93.6%
Totals	26,805,484	-	(1,400,154)	1,028,903	(371,251)	26,434,233	86.0%	87.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2012	30,754,754
Total sq. ft. of properties added/(sold) this period	-
Total sq. ft. as of March 31, 2013	30,754,754

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2013 aggregating 248,627 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Leasing Statistics

(For the three months ended March 31, 2013)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	40	315,277	67,662	247,615	6.2	23.92	3.03
	Office/Flex	2	26,327	-	26,327	2.7	19.49	1.19
Central NJ	Office	29	201,713	44,768	156,945	4.9	22.96	3.58
	Office/Flex	3	36,993	-	36,993	1.1	16.11	0.97
Westchester Co., NY	Office	21	80,338	13,160	67,178	2.9	23.07	2.20
	Office/Flex	21	125,875	29,785	96,090	4.5	13.05	1.93
	Industrial/Warehouse	2	13,590	-	13,590	1.0	19.41	0.81
Sub. Philadelphia	Office	16	45,063	9,668	35,395	4.4	25.56	3.97
	Office/Flex	7	72,448	4,800	67,648	2.5	9.12	0.31
Fairfield Co., CT	Office	2	15,522	-	15,522	9.6	15.88	1.55
Washington, DC/MD	Office	6	87,503	74,117	13,386	9.6	22.14	5.97
Rockland Co., NY	Office	4	8,254	1,821	6,433	5.4	24.20	3.46

Totals		153	1,028,903	245,781	783,122	5.1	20.64	3.30

Detail by Property Type
	Office	118	753,670	211,196	542,474	5.8	23.30	3.67
	Office/Flex	33	261,643	34,585	227,058	3.3	13.04	1.48
	Industrial/Warehouse	2	13,590	-	13,590	1.0	19.41	0.81

Totals		153	1,028,903	245,781	783,122	5.1	20.64	3.30

Tenant Retention:	Leases Retained	68.3%
	Sq. Ft. Retained	55.9%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $12,279,419 and commissions of $5,131,317 committed, but not necessarily expended, during the period for second generation space aggregating 1,028,903 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Leasing Statistics
(For the three months ended March 31, 2013)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/ Disposed	Inventory 3/31/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/13	Pct. Leased 3/31/13	Pct. Leased 12/31/12

Northern NJ	762,534	(100,010)	662,524	752,111	(100,010)	(4,947)	-	(4,947)	647,154	97.7%	98.6%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%

Totals	855,412	(100,010)	755,402	844,989	(100,010)	(4,947)	-	(4,947)	740,032	98.0%	98.8%

DETAIL OF TRANSACTION ACTIVITY

None

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/ Disposed	Inventory 3/31/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/13	Pct. Leased 3/31/13	Pct. Leased 12/31/12

Northern NJ	81,516	-	81,516	37,634	-	-	-	-	37,634	46.2%	46.2%

DETAIL OF TRANSACTION ACTIVITY

None

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Commercial Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	6,495,715	21.2	131,095,738	21.7
Jersey City, NJ	4,317,978	14.0	115,859,653	19.2
Westchester-Rockland, NY	4,968,420	16.2	84,545,086	14.0
Bergen-Passaic, NJ	4,525,854	14.7	78,363,071	13.0
Philadelphia, PA-NJ	3,133,612	10.2	48,472,887	8.0
Middlesex-Somerset-Hunterdon, NJ	2,320,685	7.5	43,128,326	7.2
Washington, DC-MD-VA-WV	1,292,807	4.2	30,188,606	5.0
Monmouth-Ocean, NJ	1,620,863	5.3	25,059,387	4.2
Trenton, NJ	956,597	3.1	18,843,884	3.1
New York (Manhattan)	524,476	1.7	17,364,684	2.9
Stamford-Norwalk, CT	597,747	1.9	10,225,131	1.7

Totals	30,754,754	100.0	603,146,453	100.0

(a)
Annualized base rental revenue is based on actual March 2013 billings times 12. For leases whose rent commences after April 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2013 aggregating 248,627 square feet and representing annualized rent of $4,948,262 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Commercial Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	86,482,962	14.3	2,933,093	11.3
Insurance Carriers & Related Activities	58,510,378	9.7	2,297,262	8.9
Manufacturing	52,735,156	8.7	2,541,158	9.8
Telecommunications	37,497,600	6.2	1,959,473	7.5
Legal Services	36,615,130	6.1	1,405,917	5.4
Credit Intermediation & Related Activities	32,337,613	5.4	1,121,119	4.3
Health Care & Social Assistance	32,299,906	5.4	1,527,775	5.9
Computer System Design Svcs.	21,880,961	3.6	1,003,668	3.9
Architectural/Engineering	21,278,938	3.5	845,941	3.3
Wholesale Trade	20,645,565	3.4	1,424,533	5.5
Accounting/Tax Prep.	20,281,465	3.4	800,551	3.1
Scientific Research/Development	17,882,878	3.0	596,161	2.3
Public Administration	15,643,145	2.6	603,345	2.3
Admin & Support, Waste Mgt. & Remediation Svcs.	14,384,154	2.4	688,109	2.7
Management/Scientific	13,125,290	2.2	527,238	2.0
Real Estate & Rental & Leasing	12,461,389	2.1	653,355	2.5
Other Services (except Public Administration)	12,247,262	2.0	476,918	1.8
Arts, Entertainment & Recreation	12,078,599	2.0	717,680	2.8
Accommodation & Food Services	10,941,803	1.8	473,221	1.8
Other Professional	10,607,910	1.8	475,097	1.8
Advertising/Related Services	9,436,115	1.6	355,631	1.4
Retail Trade	7,569,457	1.3	464,707	1.8
Data Processing Services	6,234,708	1.0	242,441	0.9
Construction	6,222,831	1.0	318,065	1.2
Transportation	5,869,356	1.0	311,721	1.2
Broadcasting	5,124,632	0.8	185,449	0.7
Utilities	4,484,643	0.7	183,258	0.7
Information Services	4,366,765	0.7	176,430	0.7
Educational Services	3,553,366	0.6	181,515	0.7
Publishing Industries	2,930,545	0.5	151,118	0.6
Other	7,415,931	1.2	314,769	1.2

Totals	603,146,453	100.0	25,956,718	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual March 2013 billings times 12.  For leases whose rent commences after April 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2013 aggregating 248,627 square feet and representing annualized rent of $4,948,262 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Consolidated Portfolio Analysis (a)

(as of March 31, 2013)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	TOTALS By State	% of Total
New Jersey	108	40.8%	49	18.5%	--	--	--	--	--	--	--	--	157	59.3%
New York	21	7.8%	41	15.4%	6	2.3%	2	0.8%	2	0.8%	--	--	72	27.1%
Pennsylvania	17	6.4%	--	--	--	--	--	--	--	--	--	--	17	6.4%
Connecticut	2	0.8%	5	1.8%	--	--	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.8%	--	--	--	--	--	--	1	0.4%	--	--	11	4.2%
Massachusetts	--	--	--	--	--	--	--	--	--	--	1	0.4%	1	0.4%
TOTALS By Type:	158	59.6%	95	35.7%	6	2.3%	2	0.8%	3	1.2%	1	0.4%	265	100.0%

(a)	Excludes14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Consolidated Portfolio Analysis (a)

(as of March 31, 2013)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,330,159	62.9%	2,189,531	7.0%	--	--	--	--	21,519,690	69.9%
New York	2,739,384	8.9%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.9%
Pennsylvania	1,851,614	6.0%	--	--	--	--	--	--	1,851,614	6.0%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,538,711	83.1%	4,811,343	15.5%	387,400	1.3%	17,300	0.1%	30,754,754	100.0%

(a) Excludes 14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Consolidated Portfolio Analysis (a)

(Year ended March 31, 2013)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	TOTALS By State	% of Total

New Jersey	$394,535	67.0%	$17,124	2.9%	--	--	--	--	--	--	--	--	$411,659	69.9%
New York	61,856	10.5%	34,132	5.8%	$3,957	0.7%	$484	0.1%	$333	0.1%	--	--	100,762	17.2%
Pennsylvania	38,338	6.5%	--	--	--	--	--	--	--	--	--	--	38,338	6.5%
Connecticut	5,578	0.9%	4,330	0.7%	--	--	--	--	--	--	--	--	9,908	1.6%
Wash., D.C./ Maryland	27,338	4.6%	--	--	--	--	--	--	153	--			27,491	4.6%
Massachusetts	--	--	--	--	--	--	--	--	--	--	$1,102	0.2%	1,102	0.2%
TOTALS By Type:	$527,645	89.5%	$55,586	9.4%	$3,957	0.7%	$484	0.1%	$486	0.1%	$1,102	0.2%	$589,260	100.0%

(a)Excludes 14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the year ended March 31, 2013, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Consolidated Portfolio Analysis (a) (b)
(as of March 31, 2013)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	85.3%	87.6%	--	--	85.5%
New York	78.7%	95.1%	97.8%	100.0%	87.1%
Pennsylvania	88.5%	--	--	--	88.5%
Connecticut	77.4%	100.0%	--	--	87.7%
Washington, D.C./ Maryland	83.3%	--	--	--	83.3%
WEIGHTED AVG. By Type:	84.6%	92.0%	97.8%	100.0%	86.0%

(a)	Excludes 14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2013 aggregating 248,627 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	88.5	2,802	0.48	22.14
Fort Lee
One Bridge Plaza	1981	200,000	92.3	4,673	0.79	25.31
2115 Linwood Avenue	1981	68,000	54.6	984	0.17	26.50
Little Ferry
200 Riser Road (f)	1974	286,628	100.0	2,416	0.41	8.43
Lyndhurst
210 Clay Avenue	1981	121,203	92.7	2,420	0.41	21.54
Montvale
135 Chestnut Ridge Road	1981	66,150	76.4	1,018	0.17	20.14
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,467	0.76	21.36
140 East Ridgewood Avenue	1981	239,680	91.9	5,224	0.89	23.72
461 From Road	1988	253,554	39.4	1,760	0.30	17.62
650 From Road	1978	348,510	71.6	5,330	0.90	21.36
61 South Paramus Road (e)	1985	269,191	62.6	4,504	0.76	26.73
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,474	0.25	28.46
365 West Passaic Street	1976	212,578	84.6	3,856	0.65	21.44
395 West Passaic Street	1979	100,589	65.3	1,046	0.18	15.92
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.27	15.72
10 Mountainview Road	1986	192,000	82.4	3,278	0.56	20.72
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,261	0.21	24.02
530 Chestnut Ridge Road	1986	57,204	100.0	949	0.16	16.59
50 Tice Boulevard	1984	235,000	84.2	5,460	0.93	27.59
300 Tice Boulevard	1991	230,000	100.0	6,123	1.04	26.62

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	58.7	6,220	1.06	42.82
Borough of Roseland
4 Becker Farm Road	1983	281,762	96.2	6,844	1.16	25.25
5 Becker Farm Road	1982	118,343	92.6	2,235	0.38	20.40
6 Becker Farm Road	1982	129,732	78.3	2,574	0.44	25.34
101 Eisenhower Parkway	1980	237,000	84.6	4,828	0.82	24.08
103 Eisenhower Parkway	1985	151,545	66.5	2,165	0.37	21.48
105 Eisenhower Parkway	2001	220,000	80.9	4,724	0.80	26.54
75 Livingston Avenue	1985	94,221	64.2	1,181	0.20	19.52
85 Livingston Avenue	1985	124,595	81.8	2,684	0.46	26.33

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,306	1.92	28.27
Harborside Financial Center Plaza 2	1990	761,200	97.5	18,534	3.15	24.97
Harborside Financial Center Plaza 3	1990	725,600	76.6	19,232	3.26	34.60

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 4-A	2000	207,670	98.6	6,496	1.10	31.72
Harborside Financial Center Plaza 5	2002	977,225	85.2	32,042	5.43	38.48
101 Hudson Street	1992	1,246,283	83.3	29,712	5.04	28.62

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	72.2	659	0.11	25.88
600 Horizon Drive	2002	95,000	100.0	1,343	0.23	14.14
700 Horizon Drive	2007	120,000	100.0	2,459	0.42	20.49
2 South Gold Drive	1974	33,962	61.6	246	0.04	11.76
Princeton
103 Carnegie Center	1984	96,000	88.6	2,110	0.36	24.81
2 Independence Way	1981	67,401	100.0	1,531	0.26	22.71
3 Independence Way	1983	111,300	97.4	2,019	0.34	18.62
100 Overlook Center	1988	149,600	89.6	3,746	0.64	27.95
5 Vaughn Drive	1987	98,500	94.5	2,285	0.39	24.55

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.06	9.30
Edison
343 Thornall Street (c)	1991	195,709	89.6	3,259	0.55	18.59
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.41	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.30	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	92.9	5,233	0.89	16.94
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	247	0.04	5.32
Plainsboro
500 College Road East (e)	1984	158,235	82.9	2,877	0.49	21.93
Woodbridge
581 Main Street	1991	200,000	96.4	4,943	0.84	25.64

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	50.5	439	0.07	19.52
3 Paragon Way	1991	66,898	57.0	795	0.13	20.85
4 Paragon Way	2002	63,989	30.8	518	0.09	26.28
100 Willow Brook Road	1988	60,557	57.4	756	0.13	21.75
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.68	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	86.1	2,721	0.46	25.78
One River Centre Bldg. 2	1983	120,360	97.5	2,559	0.43	21.81
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,472	0.76	22.34
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.41	13.33
Wall Township
1305 Campus Parkway	1988	23,350	72.3	369	0.06	21.86
1350 Campus Parkway	1990	79,747	99.9	1,126	0.19	14.13

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,962	0.67	23.56
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.26	20.19
201 Littleton Road	1979	88,369	75.4	1,107	0.19	16.61
Morris Township
412 Mt. Kemble Avenue	1986	475,100	67.9	6,873	1.17	21.31
Parsippany
4 Campus Drive	1983	147,475	71.2	2,116	0.36	20.15
6 Campus Drive	1983	148,291	76.8	2,778	0.47	24.39
7 Campus Drive	1982	154,395	78.0	2,587	0.44	21.48
8 Campus Drive	1987	215,265	59.5	3,160	0.54	24.67
9 Campus Drive	1983	156,495	40.9	1,442	0.24	22.53
4 Century Drive	1981	100,036	46.8	1,094	0.19	23.37
5 Century Drive	1981	79,739	52.0	895	0.15	21.58
6 Century Drive	1981	100,036	58.0	729	0.12	12.56
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	83.1	6,002	1.02	29.07
2 Hilton Court	1991	181,592	100.0	6,529	1.10	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	90.4	1,648	0.28	18.99
1 Sylvan Way	1989	150,557	96.0	3,842	0.65	26.58
4 Sylvan Way	1984	105,135	100.0	1,929	0.33	18.35
5 Sylvan Way	1989	151,383	85.6	3,809	0.65	29.39
7 Sylvan Way	1987	145,983	100.0	3,278	0.56	22.45
22 Sylvan Way	2009	249,409	100.0	6,327	1.07	25.37
20 Waterview Boulevard	1988	225,550	93.8	4,912	0.83	23.22
35 Waterview Boulevard	1990	172,498	93.8	4,235	0.72	26.17
5 Wood Hollow Road	1979	317,040	95.2	5,839	0.99	19.35

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue (f)	1983	75,000	71.5	1,134	0.19	21.15
Totowa
999 Riverview Drive	1988	56,066	91.8	640	0.11	12.43

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,079	0.18	22.02
233 Mt. Airy Road	1987	66,000	24.7	0	0.00	0.00
Bernards
106 Allen Road	2000	132,010	63.6	2,494	0.42	29.71
Branchburg
51 Imclone Drive (f)	1986	63,213	100.0	537	0.09	8.50
Bridgewater
55 Corporate Drive (f)	2011	204,057	100.0	4,855	0.82	23.79
440 Route 22 East	1990	198,376	92.4	4,712	0.80	25.71
721 Route 202/206	1989	192,741	93.0	3,972	0.67	22.16
Warren
10 Independence Boulevard	1988	120,528	80.8	2,655	0.45	27.26

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,781	0.81	26.19
Cranford
6 Commerce Drive	1973	56,000	95.3	1,013	0.17	18.98
11 Commerce Drive	1981	90,000	95.0	2,195	0.37	25.67
12 Commerce Drive	1967	72,260	84.7	923	0.16	15.08
14 Commerce Drive	1971	67,189	85.2	1,234	0.21	21.56
20 Commerce Drive	1990	176,600	86.3	3,791	0.64	24.87
25 Commerce Drive	1971	67,749	86.8	1,309	0.22	22.26
65 Jackson Drive	1984	82,778	84.4	1,328	0.23	19.01
New Providence
890 Mountain Avenue	1977	80,000	72.6	1,111	0.19	19.13

Total New Jersey Office		19,330,159	85.3	394,535	66.93	23.93

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	16,557	2.80	31.57

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	94.4	3,661	0.62	21.55
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.8	1,000	0.17	19.89
101 Executive Boulevard	1971	50,000	0.0	78	0.01	0.00
555 Taxter Road	1986	170,554	68.7	3,006	0.51	25.65
565 Taxter Road	1988	170,554	82.8	3,536	0.60	25.04
570 Taxter Road	1972	75,000	68.0	1,278	0.22	25.06
Hawthorne
1 Skyline Drive	1980	20,400	99.0	298	0.05	14.76
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10
7 Skyline Drive	1987	109,000	82.0	2,145	0.36	24.00
17 Skyline Drive (e)	1989	85,000	100.0	1,694	0.29	19.93
19 Skyline Drive (f)	1982	248,400	0.0	3,027	0.51	0.00
Tarrytown
200 White Plains Road	1982	89,000	73.2	1,650	0.28	25.33
220 White Plains Road	1984	89,000	91.5	1,762	0.30	21.64
White Plains
1 Barker Avenue	1975	68,000	96.7	1,770	0.30	26.92
3 Barker Avenue	1983	65,300	85.1	1,533	0.26	27.59
50 Main Street	1985	309,000	86.2	8,172	1.39	30.68
11 Martine Avenue	1987	180,000	77.7	4,451	0.76	31.82
1 Water Street	1979	45,700	73.7	949	0.16	28.18
Yonkers
1 Executive Boulevard	1982	112,000	100.0	3,033	0.51	27.08
3 Executive Boulevard	1987	58,000	100.0	1,713	0.29	29.53

Total New York Office		2,739,384	78.7	61,856	10.48	28.68

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	69.4	970	0.16	23.03
1055 Westlakes Drive	1990	118,487	81.2	2,078	0.35	21.60
1205 Westlakes Drive	1988	130,265	100.0	3,100	0.53	23.80
1235 Westlakes Drive	1986	134,902	84.0	2,727	0.46	24.07

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.47	29.17
200 Stevens Drive	1987	208,000	100.0	6,099	1.04	29.32
300 Stevens Drive	1992	68,000	100.0	1,612	0.27	23.71
Media
1400 Providence Road – Center I	1986	100,000	96.2	2,082	0.35	21.64
1400 Providence Road – Center II	1990	160,000	100.0	3,601	0.61	22.51

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	93.7	2,685	0.46	22.78
Blue Bell
4 Sentry Park	1982	63,930	83.5	1,059	0.18	19.84
5 Sentry Park East	1984	91,600	58.5	1,175	0.20	21.93
5 Sentry Park West	1984	38,400	68.3	253	0.04	9.65
16 Sentry Park West (f)	1988	93,093	100.0	2,278	0.39	24.47
18 Sentry Park West (f)	1988	95,010	75.4	1,926	0.33	26.89
Lower Providence
1000 Madison Avenue	1990	100,700	82.0	1,283	0.22	15.54
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	78.7	2,639	0.45	19.99

Total Pennsylvania Office		1,851,614	88.5	38,338	6.51	23.38

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	69.6	1,961	0.33	19.37
Stamford
1266 East Main Street	1984	179,260	83.7	3,617	0.61	24.11

Total Connecticut Office		324,747	77.4	5,578	0.94	22.20

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	95.0	6,710	1.14	41.66
1400 L Street, NW	1987	159,000	100.0	5,667	0.96	35.64

Total District of Columbia Office		328,549	97.4	12,377	2.10	38.67

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	948	0.16	24.50

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

6301 Ivy Lane	1979	112,003	76.6	1,787	0.30	20.83
6303 Ivy Lane	1980	112,047	85.6	2,361	0.40	24.62
6305 Ivy Lane	1982	112,022	97.8	2,111	0.36	19.27
6404 Ivy Lane	1987	165,234	71.5	2,507	0.43	21.22
6406 Ivy Lane	1991	163,857	58.4	222	0.04	2.32
6411 Ivy Lane	1984	138,405	69.3	2,188	0.37	22.81
Lanham
4200 Parliament Place	1989	122,000	96.3	2,837	0.48	24.15

Total Maryland Office		964,258	78.5	14,961	2.54	19.76

TOTAL OFFICE PROPERTIES		25,538,711	84.6	527,645	89.50	24.41

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	93.2	536	0.09	8.92
5 Terri Lane	1992	74,555	100.0	600	0.10	8.05
Moorestown
2 Commerce Drive	1986	49,000	75.6	215	0.04	5.80
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	239	0.04	6.22
201 Commerce Drive	1986	38,400	75.0	93	0.02	3.23
202 Commerce Drive	1988	51,200	75.0	237	0.04	6.17
1 Executive Drive	1989	20,570	90.8	133	0.02	7.12
2 Executive Drive	1988	60,800	65.8	226	0.04	5.65
101 Executive Drive	1990	29,355	99.7	297	0.05	10.15
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	242	0.04	6.05
97 Foster Road	1982	43,200	100.0	169	0.03	3.91
1507 Lancer Drive	1995	32,700	100.0	133	0.02	4.07
1245 North Church Street	1998	52,810	100.0	293	0.05	5.55
1247 North Church Street	1998	52,790	80.7	293	0.05	6.88
1256 North Church Street	1984	63,495	100.0	474	0.08	7.47
840 North Lenola Road	1995	38,300	100.0	374	0.06	9.77
844 North Lenola Road	1995	28,670	100.0	204	0.03	7.12
915 North Lenola Road	1998	52,488	100.0	293	0.05	5.58
2 Twosome Drive	2000	48,600	100.0	341	0.06	7.02
30 Twosome Drive	1997	39,675	100.0	302	0.05	7.61
31 Twosome Drive	1998	84,200	100.0	407	0.07	4.83
40 Twosome Drive	1996	40,265	86.6	249	0.04	7.14
41 Twosome Drive	1998	43,050	100.0	188	0.03	4.37
50 Twosome Drive	1997	34,075	56.0	211	0.04	11.06

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	91	0.02	6.85
200 Horizon Drive	1991	45,770	100.0	695	0.12	15.18
300 Horizon Drive	1989	69,780	53.2	475	0.08	12.80
500 Horizon Drive	1990	41,205	93.8	577	0.10	14.93

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	635	0.11	18.14
1340 Campus Parkway	1992	72,502	100.0	954	0.16	13.16
1345 Campus Parkway	1995	76,300	100.0	1,053	0.18	13.80
1433 Highway 34	1985	69,020	66.2	460	0.08	10.07
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	34.1	149	0.03	20.64

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	594	0.10	15.25
2 Center Court	1998	30,600	62.8	229	0.04	11.92
11 Commerce Way	1989	47,025	88.9	419	0.07	10.02
20 Commerce Way	1992	42,540	46.7	256	0.04	12.89
29 Commerce Way	1990	48,930	20.4	122	0.02	12.22
40 Commerce Way	1987	50,576	86.3	553	0.09	12.67
45 Commerce Way	1992	51,207	100.0	519	0.09	10.14
60 Commerce Way	1988	50,333	89.1	529	0.09	11.80
80 Commerce Way	1996	22,500	100.0	280	0.05	12.44
100 Commerce Way	1996	24,600	88.6	306	0.05	14.04
120 Commerce Way	1994	9,024	100.0	98	0.02	10.86
140 Commerce Way	1994	26,881	89.3	290	0.05	12.08

Total New Jersey Office/Flex		2,189,531	87.6	17,124	2.92	8.93

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	432	0.07	13.58
75 Clearbrook Road	1990	32,720	100.0	279	0.05	8.53
125 Clearbrook Road	2002	33,000	100.0	753	0.13	22.82
150 Clearbrook Road	1975	74,900	100.0	891	0.15	11.90
175 Clearbrook Road	1973	98,900	100.0	1,387	0.24	14.02
200 Clearbrook Road	1974	94,000	99.8	1,230	0.21	13.11
250 Clearbrook Road	1973	155,000	97.8	973	0.17	6.42
50 Executive Boulevard	1969	45,200	87.5	381	0.06	9.63
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77
85 Executive Boulevard	1968	31,000	86.2	490	0.08	18.34
300 Executive Boulevard	1970	60,000	100.0	766	0.13	12.77
350 Executive Boulevard	1970	15,400	99.4	195	0.03	12.74
399 Executive Boulevard	1962	80,000	100.0	1,038	0.18	12.98
400 Executive Boulevard	1970	42,200	71.1	600	0.10	20.00
500 Executive Boulevard	1970	41,600	100.0	757	0.13	18.20
525 Executive Boulevard	1972	61,700	100.0	991	0.17	16.06
1 Westchester Plaza	1967	25,000	100.0	309	0.05	12.36
2 Westchester Plaza	1968	25,000	100.0	546	0.09	21.84
3 Westchester Plaza	1969	93,500	97.9	1,064	0.18	11.62
4 Westchester Plaza	1969	44,700	100.0	691	0.12	15.46
5 Westchester Plaza	1969	20,000	100.0	246	0.04	12.30
6 Westchester Plaza	1968	20,000	89.8	247	0.04	13.75
7 Westchester Plaza	1972	46,200	100.0	664	0.11	14.37
8 Westchester Plaza	1971	67,200	100.0	949	0.16	14.12
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	658	0.11	12.88
4 Skyline Drive	1987	80,600	100.0	1,558	0.26	19.33
5 Skyline Drive	1980	124,022	99.8	1,523	0.26	12.30
6 Skyline Drive	1980	44,155	72.8	603	0.10	18.76
8 Skyline Drive	1985	50,000	85.4	868	0.15	20.33
10 Skyline Drive	1985	20,000	100.0	394	0.07	19.70

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Office/Flex (continued) and Industrial/Warehouse Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive (e)	1989	45,000	100.0	942	0.16	20.93
12 Skyline Drive (e)	1999	46,850	71.7	546	0.09	16.25
15 Skyline Drive (e)	1989	55,000	18.7	448	0.08	43.56
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,563	0.27	20.39
200 Corporate Boulevard South	1990	84,000	100.0	1,649	0.28	19.63
4 Executive Plaza	1986	80,000	96.8	1,372	0.23	17.72
6 Executive Plaza	1987	80,000	100.0	1,571	0.27	19.64
1 Odell Plaza	1980	106,000	97.2	1,271	0.22	12.34
3 Odell Plaza	1984	71,065	100.0	1,596	0.27	22.46
5 Odell Plaza	1983	38,400	99.6	647	0.11	16.92
7 Odell Plaza	1984	42,600	99.6	800	0.14	18.85

Total New York Office/Flex		2,348,812	95.1	34,132	5.80	15.28

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.27	17.91
500 West Avenue	1988	25,000	100.0	423	0.07	16.92
550 West Avenue	1990	54,000	100.0	975	0.17	18.06
600 West Avenue	1999	66,000	100.0	670	0.11	10.15
650 West Avenue	1998	40,000	100.0	686	0.12	17.15

Total Connecticut Office/Flex		273,000	100.0	4,330	0.74	15.86

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	92.0	55,586	9.46	12.56

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	104	0.02	15.76
2 Warehouse Lane (e)	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane (e)	1957	77,200	100.0	390	0.07	5.05
4 Warehouse Lane (e)	1957	195,500	96.7	1,827	0.31	9.66
5 Warehouse Lane (e)	1957	75,100	97.1	939	0.16	12.88
6 Warehouse Lane (e)	1982	22,100	100.0	538	0.09	24.34

Total Industrial/Warehouse Properties		387,400	97.8	3,957	0.68	10.45

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Property Listing Other Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.05	38.13

Total Retail Properties		17,300	100.0	484	0.08	27.98

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.03	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.06	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.09	--

TOTAL COMMERCIAL PROPERTIES		30,754,754	86.0	588,158	99.81	22.25

MULTI-FAMILY PROPERTY
SUFFOLK COUNTY, MASSACHUSETTS		Number of units
Revere
Alterra at Overlook Ridge I (h)	2004	310	--	1,102	0.19	n/a

Total Multi-Family Properties		310	--	1,102	0.19	n/a

TOTAL PROPERTIES				589,260	(g) 100.00

Footnotes to Property List (dollars in thousands, except per square foot amounts):
(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2013 aggregating 248,627 square feet (representing 0.8 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for 2013, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the year ended March 31, 2013, total escalations and recoveries from tenants were: $72,705, or $3.28 per leased square foot, for office properties; $9,332, or $2.11 per leased square foot, for office/flex properties; and $843, or $3.32 per leased square foot, for other properties. Office properties includes $2,279 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.

(c)	Excludes space leased by the Company.
(d)	Base rent for 2013 divided by net rentable square feet leased at March 31, 2013.
(e)	This property is located on land leased by the Company.
(f)	This property was identified as held for sale by the Company as of March 31, 2013 and is classified as discontinued operations in the financial statements.
(g)	Includes $16,173 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.
(h)	Acquired on January 18, 2013. Amounts reflect period of ownership.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of March 31, 2013, based upon annualized base rental revenue:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
DB Services New Jersey, Inc.	2	12,111,630	1.9	402,068	1.6	2017
National Union Fire Insurance Company of Pittsburgh, PA	3	11,203,562	1.8	398,141	1.6	(b)
New Cingular Wireless PCS, LLC	4	9,988,111	1.7	433,296	1.7	(c)
Bank Of Tokyo-Mitsubishi UFJ, Ltd.	1	9,692,898	1.6	282,606	1.1	(d)
Keystone Mercy Health Plan	3	9,664,458	1.6	318,959	1.2	2020
Wyndham Worldwide Operations	2	9,465,635	1.6	395,392	1.5	(e)
Morgan Stanley & Co., Inc.	1	9,185,100	1.5	306,170	1.2	2013
United States of America-GSA	13	9,074,964	1.5	298,463	1.1	(f)
Forest Research Institute, Inc.	1	8,961,536	1.5	215,659	0.8	2017
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
ICAP Securities USA, LLC	1	6,904,128	1.1	159,834	0.6	2017
Daiichi Sankyo, Inc.	2	6,249,264	1.0	180,807	0.7	(g)
TD Ameritrade Online Holdings	1	6,165,233	1.0	188,776	0.7	2020
Montefiore Medical Center	6	5,962,668	1.0	265,854	1.0	(h)
Merrill Lynch Pierce Fenner	1	5,883,780	1.0	294,189	1.1	2017
HQ Global Workplaces, LLC	20	5,446,969	0.9	316,418	1.2	(i)
AECOM Technology Corporation	2	5,213,863	0.9	162,346	0.6	(j)
Sanofi-Aventis U.S., Inc.	1	4,519,658	0.7	205,439	0.8	2026
CohnReznick, LLP	2	4,324,298	0.7	155,056	0.6	(k)
Vonage America, Inc.	1	4,256,000	0.7	350,000	1.3	2017
Morgan Stanley Smith Barney	4	4,180,310	0.7	142,530	0.5	(l)
AT&T Corp.	1	4,137,500	0.7	275,000	1.1	2014
Allstate Insurance Company	7	3,709,882	0.6	159,266	0.6	(m)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Alpharma, LLC	1	3,053,604	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.4	2022
Plymouth Rock Management Company of New Jersey	2	2,894,769	0.5	116,889	0.5	2020
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.3	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(n)
AAA Mid-Atlantic, Inc.	2	2,758,793	0.5	129,784	0.5	(o)
KPMG, LLP	2	2,736,214	0.5	121,490	0.5	(p)
Tradeweb Markets, LLC	1	2,711,760	0.4	64,976	0.3	2017
New Jersey Turnpike Authority	1	2,597,425	0.4	100,223	0.4	2017
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
Lowenstein Sandler LLP	1	2,491,594	0.4	98,677	0.4	2017
Movado Group, Inc.	1	2,449,828	0.4	90,050	0.3	2018
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.4	2016
ASRC Aerospace Corporation	1	2,404,629	0.4	81,108	0.3	2014
Credit Suisse (USA), Inc.	1	2,395,619	0.4	71,511	0.3	2013
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2014
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.5	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023
Wells Fargo Advisors, LLC	4	2,295,645	0.4	81,985	0.3	(q)
UBS Financial Services, Inc.	3	2,293,474	0.4	79,073	0.3	(r)
The Louis Berger Group, Inc.	3	2,268,188	0.4	115,758	0.4	(s)

Totals		235,922,077	39.1	9,060,347	34.9

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March 2013 billings times 12. For leases whose rent commences after April 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	281,023 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	120,397 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015; 212,748 square feet expire in 2018.
(d)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(e)	145,983 square feet expire in 2013; 249,409 square feet expire in 2029.
(f)
45,736 square feet expire in 2013; 6,608 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 8,241 square feet expire in 2017; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.

(g)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)
5,220 square feet expire in 2013; 19,362 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022.

(i)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 33,649 square feet expire in 2018; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 134,644 square feet expire in 2024.

(j)	70,932 square feet expire in 2023; 91,414 square feet expire in 2029.
(k)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(l)	22,782 square feet expire in 2013; 26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 36,998 square feet expire in 2016; 26,262 square feet expire in 2018.
(m)
9,857 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 64,837 square feet expire in 2017; 70,754 square feet expire in 2018.

(n)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(o)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(p)	10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 57,204 square feet expire in 2020.
(q)	22,864 square feet expire in 2014; 3,968 square feet expire in 2017; 25,762 square feet expire in 2022; 29,391 square feet expire in 2024.
(r)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 23,373 square feet expire in 2024.
(s)	7,426 square feet expire in 2017; 108,332 square feet expire in 2026.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning April 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	80	630,747	2.3	15,131,792	23.99	2.5
Central NJ	48	266,119	1.0	6,528,418	24.53	1.1
Westchester Co., NY	66	278,938	1.1	5,396,766	19.35	0.9
Manhattan	1	19,818	0.1	540,239	27.26	0.1
Sub. Philadelphia	49	263,634	1.0	4,954,127	18.79	0.8
Fairfield, CT	14	103,812	0.4	1,893,087	18.24	0.3
Washington, DC/MD	16	92,422	0.4	2,225,224	24.08	0.4
Rockland Co., NY	7	21,851	0.1	577,980	26.45	0.1
TOTAL – 2013	281	1,677,341	6.4	37,247,633	22.21	6.2

2014
Northern NJ	126	1,631,199	6.3	42,353,247	25.96	7.0
Central NJ	67	534,499	2.1	10,626,855	19.88	1.8
Westchester Co., NY	111	581,637	2.2	12,294,388	21.14	2.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	63	359,089	1.4	6,251,839	17.41	1.0
Fairfield, CT	10	32,103	0.1	729,645	22.73	0.1
Washington, DC/MD	33	183,970	0.7	5,128,016	27.87	0.9
Rockland Co., NY	6	19,027	0.1	475,690	25.00	0.1
TOTAL – 2014	416	3,341,524	12.9	77,859,680	23.30	12.9

2015
Northern NJ	96	1,312,284	5.0	28,112,586	21.42	4.7
Central NJ	63	772,505	3.0	15,844,188	20.51	2.6
Westchester Co., NY	65	355,584	1.4	7,446,158	20.94	1.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	66	486,443	1.9	7,675,555	15.78	1.3
Fairfield, CT	12	107,847	0.4	2,677,096	24.82	0.4
Washington, DC/MD	34	298,989	1.2	9,413,462	31.48	1.6
Rockland Co., NY	2	32,311	0.1	775,464	24.00	0.1
TOTAL – 2015	338	3,365,963	13.0	71,944,509	21.37	11.9

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2016	306	2,701,927	10.4		58,305,212	21.58	9.7

2017	272	3,616,042	13.9		86,170,616	23.83	14.3

2018	251	2,571,379	9.9		60,551,730	23.55	10.0

2019	117	1,622,322	6.3		34,454,312	21.24	5.7

2020	98	1,623,196	6.3		37,656,938	23.20	6.2

2021	78	1,252,204	4.8		32,103,211	25.64	5.3

2022	54	1,073,430	4.1		25,286,188	23.56	4.2

2023	38	1,059,127	4.1		26,209,226	24.75	4.4

2024 and thereafter	55	2,052,263	7.9		55,357,198	26.97	9.2
Totals/
Weighted Average	2,304	25,956,718	(c) (d)	100.0	603,146,453	23.24	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2013 billings times 12. For leases whose rent commences after April 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2013 aggregating 248,627 square feet and representing annualized rent of $4,948,262 for which no new leases were signed.
(d)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	25,956,718
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	477,515
Square footage unleased	4,320,521
Total net rentable square footage (does not include land leases)	30,754,754

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	74	592,202	2.8	14,678,659	24.79	2.6
Central NJ	45	255,572	1.2	6,390,753	25.01	1.2
Westchester Co., NY	38	77,261	0.4	2,197,439	28.44	0.4
Manhattan	1	19,818	0.1	540,239	27.26	0.1
Sub. Philadelphia	37	177,454	0.8	4,202,138	23.68	0.8
Fairfield Co., CT	9	28,249	0.1	658,981	23.33	0.1
Washington, DC/MD	16	92,422	0.4	2,225,224	24.08	0.4
Rockland Co., NY	7	21,851	0.1	577,980	26.45	0.1
TOTAL – 2013	227	1,264,829	5.9	31,471,413	24.88	5.7

2014
Northern NJ	118	1,551,785	7.4	41,285,985	26.61	7.6
Central NJ	58	451,479	2.1	9,526,596	21.10	1.7
Westchester Co., NY	59	240,933	1.1	6,454,310	26.79	1.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	48	210,624	1.0	5,163,539	24.52	1.0
Fairfield Co., CT	8	24,678	0.1	603,716	24.46	0.1
Washington, DC/MD	33	183,970	0.9	5,128,016	27.87	1.0
Rockland Co., NY	6	19,027	0.1	475,690	25.00	0.1
TOTAL – 2014	330	2,682,496	12.7	68,637,852	25.59	12.7

2015
Northern NJ	91	1,270,579	6.0	27,624,621	21.74	5.2
Central NJ	57	728,614	3.4	15,261,949	20.95	2.8
Westchester Co., NY	40	183,561	0.9	4,691,446	25.56	0.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	43	252,130	1.2	6,012,382	23.85	1.1
Fairfield Co., CT	11	70,919	0.3	1,957,000	27.59	0.4
Washington, DC/MD	34	298,989	1.4	9,413,462	31.48	1.7
Rockland Co., NY	2	32,311	0.2	775,464	24.00	0.1
TOTAL – 2015	278	2,837,103	13.4	65,736,324	23.17	12.2

2016	238	2,017,422	9.5	48,905,604	24.24	9.1

2017	215	3,106,919	14.7	79,823,816	25.69	14.8

2018	186	1,886,226	8.9	52,075,413	27.61	9.7

2019	91	1,122,364	5.3	27,766,116	24.74	5.1

2020	76	1,354,999	6.4	34,409,210	25.39	6.4

2021	61	1,098,139	5.2	29,669,978	27.02	5.5

2022	49	1,010,888	4.8	24,441,727	24.18	4.5

2023	30	863,999	4.1	23,646,416	27.37	4.4

2024 and thereafter	48	1,914,714	9.1	53,269,638	27.82	9.9
Totals/Weighted Average	1,829	21,160,098 (c)	100.0	539,853,507	25.51	100.0
(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2013 billings times 12. For leases whose rent commences after April 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2013 aggregating 165,832 square feet and representing annualized rent of $4,156,197 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	6	38,545	0.9	453,133	11.76	0.9
Central NJ	3	10,547	0.2	137,665	13.05	0.2
Westchester Co., NY	25	118,036	2.7	2,431,862	20.60	4.1
Sub. Philadelphia	12	86,180	1.9	751,989	8.73	1.3
Fairfield Co., CT	5	75,563	1.7	1,234,106	16.33	2.1
TOTAL – 2013	51	328,871	7.4	5,008,755	15.23	8.6

2014
Northern NJ	8	79,414	1.8	1,067,262	13.44	1.8
Central NJ	9	83,020	1.9	1,100,259	13.25	1.9
Westchester Co., NY	46	287,269	6.5	4,798,509	16.70	8.2
Sub. Philadelphia	15	148,465	3.4	1,088,300	7.33	1.9
Fairfield Co., CT	2	7,425	0.2	125,929	16.96	0.2
TOTAL – 2014	80	605,593	13.8	8,180,259	13.51	14.0

2015
Northern NJ	5	41,705	1.0	487,965	11.70	0.9
Central NJ	6	43,891	1.0	582,239	13.27	1.0
Westchester Co., NY	24	144,023	3.3	2,404,712	16.70	4.1
Sub. Philadelphia	23	234,313	5.3	1,663,173	7.10	2.8
Fairfield Co., CT	1	36,928	0.8	720,096	19.50	1.2
TOTAL – 2015	59	500,860	11.4	5,858,185	11.70	10.0

2016	64	653,517	14.9	9,052,814	13.85	15.4

2017	57	509,123	11.6	6,346,800	12.47	10.8

2018	64	607,950	13.8	8,112,963	13.34	13.8

2019	26	499,958	11.4	6,688,196	13.38	11.4

2020	16	220,965	5.0	2,598,592	11.76	4.4

2021	17	154,065	3.5	2,433,233	15.79	4.1

2022	5	62,542	1.4	844,461	13.50	1.4

2023	7	127,407	2.9	1,777,246	13.95	3.0

2024 and thereafter	6	129,549	2.9	1,815,560	14.01	3.1
Totals/Weighted
Average	452	4,400,400	(c) 100.0	58,717,064	13.34	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2013 billings times 12. For leases whose rent commences after April 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring March 31, 2013 aggregating 15,434 square feet and representing annualized rent of $219,497 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2013, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	3	83,641	22.0	767,465	9.18	18.6

2014	5	44,135	11.6	866,569	19.63	21.0

2015	1	28,000	7.4	350,000	12.50	8.5

2016	4	30,988	8.2	346,794	11.19	8.4

2018	1	77,203	20.4	363,354	4.71	8.8

2020	6	47,232	12.5	649,136	13.74	15.7

2023	1	67,721	17.9	785,564	11.60	19.0
Totals/Weighted
Average	21	378,920	(c) 100.0	4,128,882	10.90	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2013 billings times 12. For leases whose rent commences after April 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2013 aggregating 67,361 square feet and representing annualized rent of $572,568 for which no new leases were signed.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2013, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2024 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual March 2013 billings times 12. For leases whose rent commences after April 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2013